SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 24, 2004

SOVEREIGN BANCORP, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	1-16581	23-2453088

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Ident. No.)

1500 Market Street, Philadelphia, Pennsylvania		19102

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (215) 557-4630

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

1

Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
UNDERWRITING AGREEMENT DATED AUGUST 24, 2004
FORM OF SENIOR FLOATING RATE NOTES

Item 9.01 Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits.

  The following exhibits are filed herewith:

1.1	Underwriting Agreement, dated as of August 24, 2004, between Sovereign Bancorp, Inc. and J.P. Morgan Securities Inc. and Lehman Brothers Inc.

4.1	Form of Senior Floating Rate Notes Due August 25, 2006 of Sovereign Bancorp, Inc.

2

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOVEREIGN BANCORP, INC.

Dated: August 27, 2004	/s/Thomas R. Brugger

Thomas R. Brugger Treasurer

3

EXHIBIT INDEX

Exhibit Number

1.1	Underwriting Agreement, dated as of August 24, 2004, between Sovereign Bancorp, Inc. and J.P. Morgan Securities Inc. and Lehman Brothers Inc.

4.1	Form of Senior Floating Rate Notes Due August 25, 2006 of Sovereign Bancorp, Inc.

4